EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Ridgewood Energy L Fund, LLC (the "Fund") on Form 10-Q for the period ended March 31, 2006 as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: May 15, 2006        By:  /s/ Robert E. Swanson
                               ---------------------
                               Robert E. Swanson
                               President and Chief Executive Officer
                               (principal executive officer)


Date: May 15, 2006        By:  /s/ Kathleen P. McSherry
                               ------------------------
                               Kathleen P. McSherry
                               Senior Vice President and Chief Financial Officer
                               (principal financial and accounting officer)

A signed original of this written statement or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to Ridgewood Energy L Fund, LLC and will be retained by Ridgewood Energy L Fund, LLC and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report or as a separate disclosure document.